EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      Pursuant to 18 U.S.C. Section 1350, the undersigned Chief Financial Officer of Siena Holdings, Inc. (the "Company") hereby certifies that:

      (1) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 12, 2003                                   By  /S/     W. JOSEPH DRYER
                                                            W. Joseph Dryer
                                                       Chief Financial Officer